Exhibit 10.14
SECURED PROMISSORY NOTE

$80,417
November 28, 2003

FOR VALUE RECEIVED, the undersigned, Najeeb Ghauri (the "Ghauri"), hereby promises to pay to the order of NetSol Technologies, Inc., or its assign (the "Holder"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of Eighty Thousand Four Hundred Seventeen Dollars ($80,417). The principal hereof and any unpaid accrued interest thereon shall be due and payable on the Maturity Date (as defined below). Payment of all amounts due hereunder shall be made at the address of the Holder as provided by the Holder to the Company from time to time or at such other address as the Holder shall notify the Ghauri in writing. Payments may be made in deferred compensation or cash. For purposes of this Note, "Maturity Date" shall mean the second anniversary of this note or such extended maturity date as granted by Holder or the occurrence of an Insolvency Event (as defined herein).

Ghauri further promises to pay interest at the rate of 6% per annum on the outstanding principal balance hereof, such interest to accrue from the date of issuance of this Note and shall be payable on the Maturity Date.

Principal and interest due hereunder shall be secured by shares of common stock of Holder in the name of Ghauri (the “Security”) to be held by counsel for the Holder until the earlier of: such date as full payment of principal and interest is paid in full; such new or additional collateral satisfactory to the Holder is substituted for the Security; or, an event of default.

If one or more of the following events (the "Events of Default" and each an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred:
(a) a default in the payment of all or any part of the principal or interest due under this Note as and when the same shall become due and payable, at maturity, by declaration as permitted hereunder, upon acceleration or otherwise; or,

(b) Ghauri shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of his properties; or Ghauri has filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with its creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or if, within ninety (90) days after the commencement of any proceeding against Ghauri seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal bankruptcy code or similar order under future similar legislation, the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of Ghauri or of all or any substantial part of his properties or assets, such order or appointment shall not have been vacated or stayed on appeal or if, within ninety (90) days after the expiration of any such stay, such order or appointment shall not have been vacated (all such events, collectively "Insolvency Events");

then, in each and every such case, the Holder, by notice in writing to Ghauri (the "Acceleration Notice"), may declare the entire principal of and the entire accrued interest on this Note to be due and payable immediately, and upon any such declaration the Security shall be delivered to Holder.

Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity. If an Event of Default occurs, Ghauri shall pay to the Holder the reasonable attorney fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

No delay or omission of the Holder in exercising any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised, from time to time, and as often as shall be deemed expedient, by the Holder.

Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of Ghauri shall be his home address as provided from time to time to the Holder.

It is the intention of Ghauri and of the Holder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in the State of California as of November 28, 2003.

GHAURI:

____________________________________
Najeeb Ghauri

SECURED PROMISSORY NOTE

$25,000
March 31, 2004

FOR VALUE RECEIVED, the undersigned, Najeeb Ghauri (the "Ghauri"), hereby promises to pay to the order of NetSol Technologies, Inc., or its assign (the "Holder"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of Twenty Five Thousand Dollars ($25,000). The principal hereof and any unpaid accrued interest thereon shall be due and payable on the Maturity Date (as defined below). Payment of all amounts due hereunder shall be made at the address of the Holder as provided by the Holder to the Company from time to time or at such other address as the Holder shall notify the Ghauri in writing. Payments may be made in deferred compensation or cash. For purposes of this Note, "Maturity Date" shall mean the second anniversary of this note or such extended maturity date as granted by Holder or the occurrence of an Insolvency Event (as defined herein).

Ghauri further promises to pay interest at the rate of 6% per annum on the outstanding principal balance hereof, such interest to accrue from the date of issuance of this Note and shall be payable on the Maturity Date.

Principal and interest due hereunder shall be secured by shares of common stock of Holder in the name of Ghauri (the “Security”) to be held by counsel for the Holder until the earlier of: such date as full payment of principal and interest is paid in full; such new or additional collateral satisfactory to the Holder is substituted for the Security; or, an event of default.

If one or more of the following events (the "Events of Default" and each an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred:
(a) a default in the payment of all or any part of the principal or interest due under this Note as and when the same shall become due and payable, at maturity, by declaration as permitted hereunder, upon acceleration or otherwise; or,

(b) Ghauri shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of his properties; or Ghauri has filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with its creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or if, within ninety (90) days after the commencement of any proceeding against Ghauri seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal bankruptcy code or similar order under future similar legislation, the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of Ghauri or of all or any substantial part of his properties or assets, such order or appointment shall not have been vacated or stayed on appeal or if, within ninety (90) days after the expiration of any such stay, such order or appointment shall not have been vacated (all such events, collectively "Insolvency Events");

then, in each and every such case, the Holder, by notice in writing to Ghauri (the "Acceleration Notice"), may declare the entire principal of and the entire accrued interest on this Note to be due and payable immediately, and upon any such declaration the Security shall be delivered to Holder.

Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity. If an Event of Default occurs, Ghauri shall pay to the Holder the reasonable attorney fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

No delay or omission of the Holder in exercising any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised, from time to time, and as often as shall be deemed expedient, by the Holder.

Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of Ghauri shall be his home address as provided from time to time to the Holder.

It is the intention of Ghauri and of the Holder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in the State of California as of March 31, 2004.

GHAURI:

Najeeb Ghauri
Najeeb Ghauri